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The right choice for the long term(sm)

AMERICAN MUTUAL FUND

[photograph: Wildflowers in the Colorado State Forest]


THE DIFFICULT SEARCH FOR INCOME

Annual report for the year
ended October 31, 2001

AMERICAN MUTUAL FUND(R)

American Mutual Fund is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

American Mutual Fund strives for the balanced accomplishment of three objectives - current income, growth of capital and conservation of principal - through investments in companies that participate in the growth of the American economy.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTION PAID IN CALENDAR 2001

For tax purposes, here are the income dividends and capital gain distribution Class A shareholders received in calendar 2001.
INCOME DIVIDENDS PER SHARE:
$0.180 paid 3/15/01
$0.180 paid 6/25/01
$0.180 paid 9/24/01
$0.180 paid 12/7/01

CAPITAL GAIN DISTRIBUTION PER SHARE:
$0.650 paid 12/7/01

A Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2001, will be mailed to you with Your American Funds Tax Guide in late January.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2001 (the most recent calendar quarter):

                                            One year       Five years      Ten years

CLASS A SHARES:
Reflecting 5.75% maximum sales charge
Average annual compound return              -              +9.53%          +11.52%
Total return                                +0.21%         +57.65%         +197.60%

Results for other share classes can be found on page 25. Please refer to americanfunds.com for the most current investment results.

Please see the back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

A COMMON LINK: You may have noticed a new logo on the cover. The interlocking boxes have been adopted by American Funds and all The Capital Group Companies(sm) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.
About our cover: Wildflowers in the Colorado State Forest.


FELLOW SHAREHOLDERS:

[illustration of tree in a meadow]

WE ARE PLEASED TO REPORT THAT DURING THE 12 MONTHS ENDED OCTOBER 31, 2001, AMERICAN MUTUAL FUND ENJOYED ONE OF THE BEST RELATIVE YEARS IN ITS HISTORY. THE FUND EARNED A +3.7% TOTAL RETURN DURING THE PERIOD WHILE THE UNMANAGED STANDARD & POOR'S 500 COMPOSITE INDEX, WHICH TRACKS LARGE COMPANIES LISTED ON U.S. EXCHANGES, HAD A TOTAL RETURN OF <UNDEF>24.9%.

While it is good to be able to report a positive total return, especially when compared with the fund's benchmark index, we believe it is important to view this year's return in the proper context. In recent years the fund lagged a rapidly rising market and in most instances the fund will decline when the broader market loses ground. In fact, for the five years ended October 31, 2001, a period that includes the peak of the speculative bubble and the bear market that followed, American Mutual Fund's advantage is much smaller. The fund had an average annual return of +10.3%, while the S&P 500 averaged a +10.0% return.

During the fiscal year, investors earned an income return of 3.1%, which was almost three times the 1.1% income return of the S&P 500. Investors received quarterly dividends totaling 72.5 cents per share and a capital gain of $1.255 per share paid in December 2000.

In the months after March 2000, when the S&P 500 peaked, investors lost their infatuation with the dot-coms and other technology stocks and the economy slowed. In this environment, they once again turned to the universe of companies that American Mutual Fund has always favored: well-established firms that pay dividends and whose stocks are reasonably priced. This approach to investing has provided solid long-term gains with considerably less volatility than the broader market. In fact, during the fund's 51-year history, there have been 11 previous occasions when the S&P 500 has fallen at least 14%. Each time, American Mutual Fund declined less. (Please see the chart on page 10.)

The fund has built its record of resilience in down markets by seeking the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal. To meet its goals, the fund requires that every company in the portfolio pay a dividend. The benefit of this discipline can be seen in the fund's dividend yield. Since its inception in February 1950, the fund has generated an average annual income return of +4.1%. Dividends act as a cushion when the stock market is falling. Indeed, American Mutual Fund's lifetime annual return of +12.8% is as much a result of holding its ground in the downturns as recording steady gains when stock prices are rising.


REVIEWING THE PORTFOLIO

The fund's success this fiscal year resulted from sound stock selection. When the market was soaring, we resisted the allure of the high-flying dot-com stocks that subsequently plummeted. Instead we continued to focus on well-known companies in well-established industries such as the oil and banking sectors, both of which helped the fund this year. During the fiscal year, we took advantage of falling stock prices and put some of the fund's cash reserves to work. But in the periodic sharp rallies that ensued, we replenished our buying reserves. As a result, the fund's portfolio is little changed from a year ago. We have marginally increased our holdings in many industries while reducing our stakes in banks and diversified telecommunication services, which were the fund's two largest industry holdings a year ago. The fund's holding in diversified telecommunications companies such as AT&T and Verizon detracted from results this fiscal year but we continue to hold these stocks because we believe they offer good, long-term value. The companies we own have strong market positions and a history of growing revenues and profits over a period of many years.

THE DIVIDEND CHALLENGE

As difficult as it was to produce a positive return in the past year's environment, it has been increasingly challenging to meet the fund's income objective in a period when dividend-paying has been losing corporate support.

Compounding the problem is the sharp decline in interest rates, which affects the portion of the portfolio currently held in cash equivalents. Historically, the yield on the fund's dividend has exceeded that of the S&P 500, as it did in fiscal year 2001. We expect to maintain that record, but it will be necessary to reduce the quarterly dividend in early 2002. (For a more detailed discussion of the current income environment and its impact on the fund, see the feature beginning on page 6.)


THE ROAD AHEAD

Since its September low and continuing beyond the end of the fund's fiscal year, stocks have staged a fairly dramatic rebound. Still, at this writing, it appears likely that for the first time since 1973<UNDEF>1974 the S&P 500 will decline for two calendar years in a row.

Every type of market, whether soaring, falling or marking time, presents its own challenges. We will continue to meet the challenges as we have for more than 50 years, by relying on thorough, firsthand research to assemble a portfolio that will help the fund realize current income, growth of capital and preservation of principal.

As we saw in the months between the market's peak in March 2000 and the end of this past fiscal year, individual stocks can do well regardless of the macro environment. The challenge we face today is the same as it was during the high-tech bubble and during previous bear markets -identifying those fundamentally sound companies that offer the opportunity for long-term rewards.

We look forward to reporting to you again in six months.

Cordially,

/s/ James K. Dunton
James K. Dunton
Chairman of the Board

/s/ Robert G. O'Donnell
Robert G. O'Donnell
President

December 12, 2001


THE VALUE OF A LONG-TERM PERSPECTIVE
RESULTS OF A $10,000 INVESTMENT IN AMERICAN MUTUAL FUND

For more than 50 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund's results with the return on other investments is through its "total return."

Total return is a combination of income return and capital results. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 - when the fund began operations - through October 31, 2001. The table beneath the chart shows the fund's total return in each of the 51 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $4,811,514./1,2/

Incidentally, over the fund's lifetime, $10,000 in a savings account, with all interest compounded, would have grown to $125,014./4/

You can use this table to estimate how the value of your own holding has grown over the years. Let's say, for example, that you have been reinvesting all your dividends and want to know how your investment has done since the end of 1991. At the time, the table indicates the value of the investment illustrated here was $1,544,407. Since then, it has more than tripled to $4,811,514. Thus, in the same period, the value of your 1991 investment - regardless of its size -also has more than tripled.

THE FUND'S 30-DAY YIELD FOR CLASS A SHARES AS OF NOVEMBER 30, 2001, CALCULATED IN ACCORDANCE WITH THE SECURITIES AND EXCHANGE COMMISSION FORMULA, WAS 1.72%. Average annual compound returns based on the maximum offering price*

                                   FOR PERIODS ENDED
                                   10/31/01

One Year                           -2.27%
Five Years                         +9.05%
Ten Years                          +11.37%

*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.
[mountain chart]

Date          American Mutual Fund             American Mutual Fund
              with dividends reinvested (000's)   with dividends excluded
                                               (000's)

2/21/50       $9.4                             $9.4

7/13/50       9.0                              8.9

10/7/50       10.3                             10.1

10/31/50      10.0                             9.7

10/31/51      12.2                             11.3

7/16/52       13.4                             12.2

10/31/52      13.2                             11.7

3/19/53       14.6                             12.9

9/14/53       13.0                             11.3

10/31/53      14.1                             12.0

10/31/54      19.3                             15.9

9/23/55       26.7                             21.6

10/31/55      25.1                             20.1

8/2/55        31.9                             25.0

10/31/56      29.7                             23.1

12/31/56      30.8                             24.1

10/22/57      26.8                             20.3

10/31/57      28.1                             21.2

1/2/58        27.9                             20.9

9/30/58       34.8                             25.7

10/31/58      36.1                             26.5

8/3/59        43.5                             31.3

10/31/59      41.5                             29.7

12/31/59      43.3                             31.0

9/28/60       40.3                             28.0

10/31/60      40.9                             28.4

10/31/61      54.3                             36.8

12/12/61      57.1                             38.7

6/25/62       42.7                             28.5

10/31/62      46.6                             30.7

10/31/63      61.3                             39.3

10/31/64      71.4                             44.6

6/28/65       70.4                             43.5

10/31/65      79.9                             48.8

12/17/65      82.3                             50.2

10/7/66       71.7                             42.5

10/31/66      77.6                             46.1

1/4/67        79.9                             47.1

9/25/67       98.6                             57.3

10/31/67      92.8                             53.6

3/25/68       89.2                             51.1

10/31/68      109.6                            61.3

11/29/68      115.0                            64.3

10/9/69       98.4                             53.0

10/31/69      103.2                            55.7

5/26/70       78.4                             41.4

10/31/70      93.3                             48.1

4/29/71       121.0                            61.1

10/31/71      113.0                            56.0

11/23/71      106.4                            52.8

8/23/72       128.1                            61.7

10/31/72      125.2                            59.7

12/11/72      136.0                            64.9

8/22/73       112.2                            51.9

10/31/73      124.8                            57.1

3/14/74       126.3                            57.1

10/3/74       91.0                             38.8

10/31/74      105.1                            45.0

12/6/74       96.9                             41.5

7/15/75       138.2                            56.9

10/31/75      132.2                            53.3

12/5/75       130.3                            52.6

9/21/76       174.0                            68.0

10/31/76      167.4                            64.3

12/31/76      182.7                            70.1

10/31/77      176.4                            64.6

1/26/78       175.8                            63.5

9/12/78       229.3                            80.8

10/31/78      198.8                            69.1

10/5/79       257.9                            86.4

10/31/79      232.8                            77.0

10/15/80      315.9                            100.7

10/31/80      303.6                            95.4

6/23/81       350.4                            107.6

9/25/81       317.8                            96.4

10/31/81      334.1                            99.9

8/10/82       334.4                            93.8

10/22/82      434.7                            120.5

10/31/82      426.4                            118.2

1/3/83        444.3                            120.5

10/10/83      562.8                            149.6

10/31/83      544.9                            143.3

11/29/83      564.8                            148.5

7/24/84       507.7                            128.7

10/31/84      577.2                            144.4

1/4/85        583.5                            144.2

7/17/85       705.0                            170.3

10/31/85      701.8                            167.6

9/4/86        936.5                            217.0

10/31/86      913.1                            209.4

8/25/87       1,136.9                          253.2

10/19/87      886.3                            195.6

10/31/87      960.9                            212.1

12/4/87       893.6                            197.3

6/22/88       1,071.4                          229.9

10/31/88      1,081.2                          227.1

1/3/89        1,071.7                          220.6

10/31/89      1,299.8                          259.4

12/13/89      1,346.6                          268.7

10/31/90      1,239.3                          235.2

1/9/91        1,280.5                          238.5

8/28/91       1,533.1                          279.4

10/31/91      1,544.4                          278.5

12/10/91      1,500.8                          267.7

8/3/92        1,715.8                          299.7

10/31/92      1,690.0                          292.2

12/4/92       1,721.0                          294.5

10/15/93      2,018.7                          335.9

10/31/93      2,004.9                          333.6

11/1/93       2,003.1                          333.3

4/4/94        1,902.0                          313.6

10/31/94      2,039.9                          326.4

12/8/94       1,968.4                          311.8

10/19/95      2,505.2                          386.1

10/31/95      2,473.4                          381.2

1/10/96       2,579.7                          394.3

10/21/96      2,965.1                          442.2

10/31/96      2,940.7                          438.6

12/16/96      2,977.6                          440.7

10/7/97       3,809.7                          552.3

10/31/97      3,652.2                          529.4

1/9/98        3,718.5                          535.7

4/17/98       4,289.1                          614.0

10/31/98      4,205.5                          594.2

11/23/98      4,395.6                          621.0

12/14/99      4,240.0                          595.3

10/31/99      4,584.2                          631.8

11/16/00      4,643.6                          640.0

3/7/00        3,918.1                          536.6

10/31/00      4,639.4                          620.1

5/21/01       5,217.4                          686.7

9/21/01       4,560.8                          591.1

10/31/01      4,811.5                          623.6



Date                  S&P with Dividends
                      reinvested

2/21/50               $10,000

10/24/50              9,942

10/31/50              11,945

12/4/50               12,654

10/15/51              15,658

10/31/51              15,060

11/24/51              14,640

8/8/52                17,572

10/31/52              17,076

1/5/53                18,860

9/14/53               16,520

10/31/53              18,088

11/17/53              17,875

10/6/54               25,447

10/31/54              24,608

11/1/54               24,693

9/23/55               36,622

10/31/55              34,277

11/1/55               34,228

8/2/56                41,502

10/31/56              38,383

7/15/57               42,558

10/22/57              34,124

10/31/57              35,945

12/18/57              34,474

10/13/58              46,989

10/31/58              46,725

11/25/58              46,443

8/3/59                56,587

10/31/59              54,057

1/5/60                57,238

10/25/60              50,873

10/31/60              51,934

11/1/60               52,469

10/31/61              68,836

12/12/61              72,869

6/26/62               53,283

10/3162               58,613

11/1/62               59,235

10/28/63              79,804

10/31/63              79,300

11/22/63              74,586

10/12/64              94,164

10/31/64              93,745

6/28/65               91,596

10/27/65              105,390

10/31/65              105,287

2/9/66                108,094

10/7/66               86,244

10/31/66              94,491

11/22/66              93,866

9/25/67               117,941

10/31/67              114,315

3/5/68                107,666

10/21/68              131,854

10/31/68              129,870

11/29/68              136,099

7/29/69               115,044

10/31/69              126,055

11/10/69              127,468

5/26/70               91,431

10/31/70              112,074

11/18/70              111,454

4/28/71               143,317

10/31/71              130,925

11/23/71              125,270

8/14/72               159,816

10/31/72              159,556

1/11/73               173,164

8/22/73               146,938

10/31/73              159,492

11/1/73               158,609

10/3/74               95,773

10/31/74              113,642

12/6/74               99,971

7/15/75               152,167

10/31/75              143,265

12/5/75               139,693

9/21/76               178,535

10/31/76              172,008

12/31/76              181,519

10/25/77              159,037

10/31/77              161,378

3/6/78                153,947

9/12/78               194,618

10/31/78              171,525

11/14/78              170,309

10/5/79               216,142

10/31/79              197,786

3/27/80               193,426

10/15/80              274,076

10/31/80              261,305

11/28/80              288,057

9/25/81               239,589

10/31/81              262,733

8/12/82               230,795

10/20/82              318,251

10/31/82              305,634

11/23/82              303,851

10/10/83              412,607

10/31/83              390,859

7/24/84               365,687

9/17/84               417,762

10/31/84              415,486

12/13/84              404,779

7/17/85               505,646

10/31/85              495,859

11/4/85               499,595

9/4/86                680,720

10/31/86              660,216

11/18/86              640,733

8/25/87               932,590

10/31/87              702,093

12/4/87               624,380

10/21/88              819,646

10/31/88              806,094

11/16/88              762,318

10/9/89               1,076,229

10/31/89              1,018,080

7/16/90               1,131,651

10/11/90              915,124

10/31/90              941,575

11/7/90               947,800

8/28/91               1,260,242

10/31/91              1,257,024

11/29/91              1,201,805

9/14/92               1,392,901

10/31/92              1,381,809

11/4/92               1,376,638

10/15/93              1,593,188

10/31/93              1,587,521

2/2/94                1,646,440

4/4/94                1,509,846

10/31/94              1,648,956

12/8/94               1,555,049

10/19/95              2,116,296

10/31/95              2,083,582

11/1/95               2,093,328

10/18/96              2,604,457

10/31/96              2,584,121

11/1/96               2,578,625

10/7/97               3,669,429

10/31/97              3,413,757

11/12/97              3,381,434

7/17/98               4,479,123

10/31/98              4,164,055

11/3/98               4,210,180

7/16/99               5,428,093

10/31/99              5,232,508

3/24/00               5,880,330

10/12/00              5,162,447

10/31/00              5,549,190

11/6/2000             5,560,021

9/21/01               3,784,797

10/31/01              4,169,606

[end chart]

Year ended October 31          1950/#/        1951           1952           1953           1954            1955
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        $310           533            524            579            613             667
Value at year-end/1/           $10,018        12,234         13,163         14,076         19,261          25,050
Dividends excluded/6/          $307           507            480            508            515             545
Value at year-end/1/           $9,708         11,334         11,710         12,009         15,876          20,087
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               3.1%           5.3            4.3            4.4            4.4             3.5
Capital results/1/             (2.9%)         16.8           3.3            2.5            32.4            26.6
AMF Total Return               0.2%           22.1           7.6            6.9            36.8            30.1


Year ended October 31          1956           1957           1958           1959           1960            1961
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        789            911            1,010          1,050          1,210           1,257
Value at year-end/1/           29,651         28,050         36,140         41,488         40,864          54,348
Dividends excluded/6/          627            702            754            764            854             867
Value at year-end/1/           23,142         21,241         26,511         29,668         28,371          36,806
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               3.1            3.1            3.6            2.9            2.9             3.1
Capital results/1/             15.3           (8.5)          25.2           11.9           (4.4)           29.9
AMF Total Return               18.4           (5.4)          28.8           14.8           (1.5)           33.0



Year ended October 31          1962           1963           1964           1965           1966            1967
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        1,372          1,523          1,697          1,844          2,271           2,568
Value at year-end/1/           46,572         61,289         71,355         79,919         77,646          92,836
Dividends excluded/6/          921            993            1,079          1,143          1,372           1,507
Value at year-end/1/           30,677         39,309         44,625         48,769         46,067          53,558
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               2.5            3.3            2.8            2.6            2.8             3.3
Capital results/1/             (16.8)         28.3           13.6           9.4            (5.6)           16.3
AMF Total Return               (14.3)         31.6           16.4           12.0           (2.8)           19.6


Year ended October 31          1968           1969           1970           1971           1972            1973
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        3,154          3,762          4,168          4,424          4,711           5,069
Value at year-end/1/           109,585        103,215        93,358         112,999        125,226         124,799
Dividends excluded/6/          1,796          2,076          2,209          2,244          2,304           2,380
Value at year-end/1/           61,257         55,651         48,100         56,017         59,737          57,130
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               3.4            3.4            4.0            4.7            4.2             4.0
Capital results/1/             14.6           (9.2)          (13.6)         16.3           6.6             (4.3)
AMF Total Return               18.0           (5.8)          (9.6)          21.0           10.8            (0.3)


Year ended October 31          1974           1975           1976           1977           1978            1979
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        7,273          7,300          7,881          8,604          9,989           11,322
Value at year-end/1/           105,121        132,196        167,378        176,433        198,946         232,804
Dividends excluded/6/          3,258          3,055          3,123          3,244          3,583           3,860
Value at year-end/1/           44,985         53,330         64,276         64,555         69,119          76,959
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               5.8            6.9            6.0            5.1            5.7             5.7
Capital results/1/             (21.6)         18.9           20.6           0.3            7.1             11.3
AMF Total Return               (15.8)         25.8           26.6           5.4            12.8            17.0


Year ended October 31          1980           1981           1982           1983           1984            1985
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        13,854         16,351         26,841         26,227         26,606          30,124
Value at year-end/1/           303,583        334,115        426,436        544,914        577,158         701,833
Dividends excluded/6/          4,491          5,044          7,807          7,122          6,867           7,403
Value at year-end/1/           95,432         99,944         118,168        143,286        144,418         167,598
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               6.0            5.4            8.0            6.2            4.9             5.2
Capital results/1/             24.4           4.7            19.6           21.6           1.0             16.4
AMF Total Return               30.4           10.1           27.6           27.8           5.9             21.6



Year ended October 31          1986           1987           1988           1989           1990            1991
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        34,058         39,285         50,009         59,908         66,101          71,766
Value at year-end/1/           913,068        960,885        1,081,197      1,299,783      1,239,341       1,544,407
Dividends excluded/6/          8,006          8,876          10,831         12,336         12,953          13,356
Value at year-end/1/           209,414        212,116        227,086        259,386        235,204         278,500
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               4.9            4.3            5.2            5.5            5.1             5.8
Capital results/1/             25.2           0.9            7.3            14.7           (9.8)           18.8
AMF Total Return               30.1           5.2            12.5           20.2           (4.7)           24.6


Year ended October 31          1992           1993           1994           1995           1996            1997
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        67,509           70,887       76,471         83,156         90,173          95,004
Value at year-end/1/           1,690,010      2,004,855      2,039,865      2,473,435      2,940,729       3,652,188
Dividends excluded/6/          11,977         12,073         12,540         13,110         13,725          14,010
Value at year-end/1/           292,156        333,582        326,418        381,224        438,613         529,422
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               4.4            4.2            3.8            4.1            3.6             3.2
Capital results/1/             5.0            14.4           (2.1)          17.2           15.3            21.0
AMF Total Return               9.4            18.6           1.7            21.3           18.9            24.2


Year ended October 31          1998           1999           2000           2001
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends reinvested/5/        104,111        110,493        132,206        145,405
Value at year-end/1/           4,205,452      4,584,179      4,639,408      4,811,514
Dividends excluded/6/          14,946         15,466         18,012         19,211
Value at year-end/1/           594,159        631,824        620,070        623,600
ANNUAL PERCENTAGE RETURNS ASSUMING REINVESTMENT OF DIVIDENDS
Income return/1/               2.9            2.6            2.9            3.1
Capital results/1/             12.2           6.4            (1.7)          0.6
AMF Total Return               15.1           9.0            1.2            3.7


AVERAGE ANNUAL COMPOUND RETURN FOR AMF'S LIFETIME
4.14% Income return/1/
8.55% Capital results/1/
12,69%/1/ AMF total return



Past results are not predictive of future results.

The S&P 500 Index is unmanaged, and does not reflect sales charges, commissions or expenses and cannot be invested in directly.

/#/ Fund began operations February 21, 1950.

/1/ These figures, unlike those shown earlier in this report, reflect payment of the 5.75% maximum sales charge on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends reinvested or capital gain distributions taken in shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/ Includes reinvested capital gain distributions totaling $2,751,641 in the years 1950<UNDEF>2001 and reinvested dividends. The total "cost" of this investment was $1,544,930 ($10,000 plus $1,534,930 in reinvested dividends).

/3/ Includes reinvested capital gain distributions taken in shares totaling $470,092 but does not reflect income dividends taken in cash.

/4/ Reflects all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983. Results based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board.

/5/ Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982,
$3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990 and $8,996 in
1991.

/6/ Includes special dividends of $746 in 1974, $407 in 1975, $2,251 in 1982, $1,099 in 1983, $1,339 in 1988, $2,069 in 1989, $1,895 in 1990 and $1,707 in
1991.

[photograph: close-up of park bench among fall foliage]

[Begin Pull Quote]
"If you look at history, what you'll find is that for most of the 20th century, total returns were largely dependent on dividends. We think there's a lesson in history. Dividends are very important.
-Gale Klappa, chief financial officer, Southern Co.
[End Pull Quote]

Changes in the securities markets are often dramatic. The crash of 1987, the bursting of the Internet bubble and the bear market that followed are good examples. But not all dramatic shifts have a lasting impact. In 1987, for example, the unmanaged Standard & Poor's 500 Composite Index ended the year above where it started. Furthermore, not all important changes happen quickly. Indeed, one of the most important changes in the securities markets in the past 20 years - the growing lack of generated income - has gone almost unnoticed by many investors.

In this report we'll look at how tax laws, investors' expectations, decisions by corporations and the outlook for growth and inflation have all combined to reduce dividends and diminish the income you can expect from investments in stocks and bonds. We'll also discuss how these trends have impacted American Mutual Fund as it seeks to continue to meet its goal of providing current income.

[Begin Caption]
[illustration of five maple leaves]
9,000
Approximate number of stocks in the U.S. market
[illustration of two maple leaves]
300
Approximate number of stocks on American Mutual Fund's eligible list [illustration of one maple leaf]
130
Approximate number of stocks in American Mutual Fund's portfolio
[End Caption]


THE VALUE OF DIVIDENDS
[photograph of wildflowers]

Historically, dividends have played an important role in most individuals' investment decisions. Income has certainly been a critical element in American Mutual Fund's long-term success. In fact, over the past 20 years, 34% of the fund's total return represents reinvested dividends, and the fund continues to maintain its standard that a company cannot be included in the fund's portfolio if it doesn't pay a dividend. That reflects the conviction that a steady stream of income gives investors a relatively stable return despite stock market volatility, can cushion a fall when markets drop and can be a sign of a company's health and stability.

But the stock market has changed during the past two decades. You need look no further than the yield produced by the S&P 500 to see the difference over time. In the past 20 years, the yield has fallen more than two-thirds. Income produced by bonds also has declined. For example, during the 1980s the bellwether 30-year U.S. Treasury bond yielded a high of 15% and averaged 11%. A year ago the yield was 6%. Today, an investor buying the same bond earns about 5%. Interest earned on short-term investments has dropped, too, and is now about 2%.

As American Mutual Fund's fiscal year ended, ongoing efforts by the Federal Reserve Board to spur economic growth and moves by the U.S. Treasury, notably its decision to end sales of the 30-year Treasury bond, have further reduced interest rates. But even with these recent declines in the bond market, the most notable change has been in the stock market.


HAVE DIVIDENDS BECOME A SECONDARY CONSIDERATION?

Stocks were once considered a stable source of income and, until 1958, they provided a higher income return than bonds. Investors counted on receiving dividends through the Great Depression, World War II and the long bear market of 1973<UNDEF>1974. Now, fewer companies pay dividends, many have reduced the dividends they pay and the trend is toward smaller increases than in past years.


A CHANGE IN PSYCHOLOGY

"The whole market psychology has changed," says Jim Dunton, chairman of American Mutual Fund. "It used to be that people bought stocks and put them away with the idea that when they retired they'd live off the dividends. But in recent years we've moved a lot closer to a world of speculation. People buy stocks hoping the price will go up and they can sell at a profit," Dunton says.

Priorities have changed at companies, too. Today the main goal of many companies is to reward investors with a higher stock price, not a steady dividend. Indeed, some of the most successful companies in the nation - Microsoft is probably the best example - pay no dividends at all.

To reward investors with a higher share price, companies plow earnings back into their businesses or repurchase shares. Tax considerations play a big role, points out Lawrence Harris, the Fred Keenan chair in finance at the University of Southern California's Marshall School of Business.

[Begin Sidebar]
THE DECLINING INCOME OF THE S&P 500

[line chart]
Year
ending

1981  $520
1982   575
1983   532
1984   459
1985   480
1986   440
1987   359
1988   379
1989   389
1990   352
1991   410
1992   319
1993   301
1994   280
1995   291
1996   255
1997   218
1998   177
1999   152
2000   120
2001   111
[end chart]

Figures for each fiscal year ending October 31 are based on an investment of $10,000 at net asset value at the beginning of each year with distributions reinvested.

[End Sidebar]

With the current tax code, corporate dividends are taxed twice. First a company is taxed on its earnings and then the investor is taxed on the dividends at ordinary income tax rates. A higher stock price, however, "allows people to avoid income taxes and instead pay long-term capital gains when they sell," Harris says. Capital gain tax rates are substantially lower than ordinary income tax rates.

The move to use earnings to build the business or buy back shares has become especially apparent in the past few years. In 2000, The Wall Street Journal recently noted, the companies in the S&P 500 paid out 33% of reported earnings in dividends, far below the 57% average for the past 75 years.


THE WRONG MESSAGE

Some companies even worry that paying dividends may send the wrong message to investors, says Alan Berro, a portfolio counselor for American Mutual Fund.

"Virtually every company in the 1990s wanted to be known as a growth company and were concerned that paying a dividend was like an admission that they couldn't find a better use for the money. They were concerned that it would create the wrong perception," Berro says.

Not all companies have abandoned dividends, of course. Some continue to see them as a crucial part of their business strategy. Southern Co., an Atlanta-based power company that is held in American Mutual Fund's portfolio, decided to maintain its dividends at $1.34 a share even after spinning off Mirant, a high-growth energy firm that accounted for almost one-third of Southern's earnings.

Explains Gale Klappa, Southern's chief financial officer, "Before the spinoff, we thought long and hard about our dividend policy. We believe dividends are an important element of our shareholders' total return. If you look at history, what you'll find is that for most of the 20th century, total returns were largely dependent on dividends. We think there's a lesson in history. Dividends are very important."

[Begin Pull Quote]
"Our goal is to find good companies that pay solid dividends. That takes a lot of research."
- Alan Berro, portfolio counselor
[End Pull Quote]

American Mutual Fund's researchers look at thousands of companies each year to find firms that have a commitment to maintaining or raising the dividend.

"You can't look exclusively at the income a stock produces, though," notes Berro. "Sometimes the income level is high but the stock is very risky. Our goal is to find good companies that pay solid dividends. That takes a lot of research."


A CHANGING WORLD FOR BONDS

Falling interest rates are good news if you're buying a home or financing a car. But if you depend on investments in bonds for income, you've probably been disappointed in the past few years. Indeed, the Federal Reserve trimmed short-term rates nine times in the first 10 months of 2001 and rates are now near record lows. The Fed moved again after the end of American Mutual Fund's fiscal year, cutting the federal funds rate - the rate banks charge each other on overnight loans - to 1.75% in an effort to stimulate the economy.

[Begin Sidebar]

HOW AMERICAN MUTUAL FUND HAS FARED DURING MARKET DECLINES
Total returns with dividends excluded and capital gains reinvested:
S&P 500   AMF
-14.8%    -12.1%
Jan. 5, 1953 - Sept. 14, 1953
Korean War ends;
recession begins
S&P 500   AMF
-21.6%    -18.3%
Aug. 2, 1956 - Oct. 22, 1957
Egypt seizes Suez Canal
S&P 500   AMF
-28.0%    -25.9%
Dec. 12, 1961 - June 26, 1962
Stocks hit postwar highs; Kennedy
confronts steel industry
S&P 500   AMF
-22.2%    -16.2%
Feb. 9, 1966 - Oct. 7, 1966
Economy overheats, interest rates and taxes rise
S&P 500   AMF
-36.1%    -35.7%
Nov. 29, 1968 - May 26, 1970
Vietnam War sparks civil unrest, recession
S&P 500   AMF
-48.2%    -36.7%
Jan. 11, 1973 - Oct. 3, 1974
OPEC oil embargo; Watergate scandal;
Nixon resigns
S&P 500   AMF
-19.4%    -4.7%
Sept. 21, 1976 - March 6, 1978
Carter warns of impending energy crisis
S&P 500   AMF
-27.1%    -7.6%
Nov. 28, 1980 - Aug. 12, 1982
Record-high interest rates provoke recession
S&P 500   AMF
-33.5%    -22.1%
Aug. 25, 1987 - Dec. 4, 1987
Overvalued stocks trigger market crash
S&P 500   AMF
-19.9%    -13.2%
July 16, 1990 - Oct. 11, 1990
Iraq invades Kuwait
S&P 500   AMF
-19.3%    -12.1%
July 17, 1998 - Aug. 31, 1998
"Asian flu" spreads to Russia, igniting global
economic fears
S&P 500   AMF
-36.8%    +2.2%
March 24, 2000 - Sept. 21, 2001
Internet bubble bursts
[End Sidebar]

The Fed's moves alone, though, don't explain the long-term drop in income investors have earned from bonds. Indeed, bond yields have declined for many reasons including lower inflation expectations, an imbalance in supply and demand for bonds, and a smaller government deficit. Bonds have never been a major part of American Mutual Fund's portfolio, but to understand the difficulty generating income it is important to consider the securities market as a whole and not focus exclusively on equities.

When inflation is rising, investors demand higher interest rates to compensate for uncertainty about the future. But with inflation in check, uncertainty is reduced and rates fall.

The contracting supply and increasing demand for bonds has played as big a role in declining rates. Recently, that has pushed prices up and yields down. The imbalance was illustrated dramatically when the U.S. Treasury, citing a smaller government deficit, recently announced that it would end sales of the 30-year Treasury bond. Prices jumped and, by the end of the fund's fiscal year, yield on the 30-year bond fell as low as 4.9%.

The U.S. Treasury isn't alone in cutting back the number of bonds it sells. During the 1990s, state and local governments didn't need to borrow as much because tax receipts were healthy thanks to a strong economy, points out Sharon Wright, author of Getting Started in Bonds.

The strong equity market also exacerbated the problem for yield-hungry investors, Wright says. "Right now, most investors think that stocks offer them little, if any, yield and, in the current market, not much opportunity for growth. Their reaction has been to move money out of stocks and into bonds. But that just further increases the demand for bonds and drives prices up."


A DILEMMA FOR AMERICAN MUTUAL FUND

The falling yields have created a dilemma for American Mutual Fund, which seeks the balanced accomplishment of current income, growth of capital and preservation of principal. When stock prices rose dramatically, especially in the late 1990s, the fund's managers believed most stocks were overpriced. The managers kept the fund's cash reserves high to preserve principal and have money to invest when prices fell. But interest on the cash reserves, once an important source of income, has declined, making it more difficult to generate income.

In this climate, the only way to maintain the fund's dividend at its current level would be to invest in riskier stocks or dramatically overweight the fund's portfolio in a few high-yielding industries such as electric utilities. But that would force the fund to move away from its goal of preserving principal. "That's not something we're willing to do," Dunton says.

Instead, the fund will continue to invest in a wide range of well-established companies with a commitment to maintaining dividend levels.

It's impossible, of course, to know when the direction will reverse and income will begin rising again. In this environment, though, it is very difficult to maintain the current 18-cents-a-share dividend, says Dunton. American Mutual Fund will be required to lower its dividend after the first of the year.

Still, during its 50-plus years, the fund has seen stock and bond prices soar and dip, interest levels rise and decline. The fund has also raised and lowered its dividend in the past. Through it all, the fundamental wisdom of balancing its three objectives has proven to be an investment strategy that has rewarded investors well over the long term.


WHAT MAKES AMERICAN FUNDS DIFFERENT?

American Mutual Fund is a member of the American Funds, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend American Funds for their clients' serious money

- money set aside for education, a home, retirement and other important dreams. What our 29 funds have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital Research's calling cards include:

- A LONG-TERM, VALUE-ORIENTED APPROACH
Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

- AN UNPARALLELED GLOBAL RESEARCH EFFORT
We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

- THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

- EXPERIENCED INVESTMENT PROFESSIONALS
More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

- A COMMITMENT TO LOW OPERATING EXPENSES
You can't control market returns, but you can control what you invest in and how much you pay to own it. The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of funds. What mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The 29 American Funds offer an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

- GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(sm)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(sm)
SMALLCAP World Fund(r)

- GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

- BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

- BOND FUNDS
Emphasis on current income through bonds
American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(sm)
The Tax-Exempt Bond Fund of America(r)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

- MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEBSITE AT AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE A PORTFOLIO FOR EVERY INVESTOR.

[photograph:  fall foliage]

American Mutual Fund, Inc.
Investment Portfolio, October 31, 2001


[pie chart]
                                                                                 Percent
                                                                                  of Net
Largest Industry Holdings                                                         Assets

Oil & Gas                                                                            7.76
Electric Utilities                                                                   7.60
Banks                                                                                6.86
Diversified Telecommunication Services                                               5.58
Pharmaceuticals                                                                      5.12
Other Industries                                                                    43.89
Bonds, Notes, Cash & Equivalents                                                    23.19

                                                                                   100.00

[end chart]

American Mutual Fund, Inc.
Investment Portfolio, October 31, 2001



                                                                              Percent
                                                                               of Net
Largest Equity Holdings                                                        Assets

Bank of America                                                                   2.36    BAC   200.57
ChevronTexaco                                                                     2.03    CVX   172.23
Royal Dutch Petroleum                                                             1.67    RDI   142.19
Xcel Energy                                                                       1.60    XEL    135.6
IBM                                                                               1.48    IBM   125.36
Allstate                                                                          1.43    ALL   121.33
Norfolk Southern                                                                  1.43    NSC   121.27
J.P. Morgan Chase                                                                 1.35    JPM   114.92
Honeywell International                                                           1.32    HON   112.29
BANK ONE                                                                          1.31    ONE   110.83

American Mutual Fund, Inc.
Investment Portfolio, October 31, 2001



                                                                                     Market   Percent
                                                                                       Value   of Net
Equity Securities (Common Stock)                                         Shares    (Millions   Assets

ENERGY
ENERGY EQUIPMENT & SERVICES  -  0.84%
Schlumberger Ltd.                                                      1,475,000   $   71.419     .84%
OIL & GAS  -  7.76%
Ashland Inc.                                                             650,000       26.169      .31
ChevronTexaco Corp. (formed by the                                     1,944,950      172.225     2.03
merger of Chevron Corp. and Texaco Inc.)
Conoco Inc.                                                              567,053       14.573      .17
Exxon Mobil Corp.                                                      1,000,000       39.450      .46
Kerr-McGee Corp.                                                         465,000       26.784      .32
Pennzoil-Quaker State Co.                                              2,100,000       24.633      .29
Phillips Petroleum Co.                                                 1,250,000       68.013      .80
Royal Dutch Petroleum Co. (New York registered)                        2,815,000      142.186     1.67
Ultramar Diamond Shamrock Corp.                                          450,000       22.523      .27
Unocal Corp.                                                           1,930,400       62.159      .73
USX-Marathon Group                                                     2,200,000       60.698      .71
                                                                                      730.832     8.60

MATERIALS
CHEMICALS  -  1.36%
Air Products and Chemicals, Inc.                                         400,000       16.016      .19
Dow Chemical Co.                                                       2,000,000       66.500      .78
Praxair, Inc.                                                            700,000       33.026      .39
CONTAINERS & PACKAGING  -  0.28%
Sonoco Products Co.                                                    1,000,000       23.470      .28
METALS & MINING  -  0.08%
Alcoa Inc.                                                               200,000        6.454      .08
PAPER & FOREST PRODUCTS  -  2.47%
Georgia-Pacific Corp., Georgia-Pacific Group                             884,400       24.551      .29
International Paper Co.                                                1,000,000       35.800      .42
Mead Corp.                                                             1,450,000       38.918      .46
Plum Creek Timber Co., Inc.                                              993,250       27.443      .32
(merged with Georgia-Pacific Corp., Timber Group)
Westvaco Corp.                                                         3,400,000       83.470      .98
                                                                                      355.648     4.19

CAPITAL GOODS
AEROSPACE & DEFENSE  -  2.95%
Boeing Co.                                                               900,000       29.340      .35
Honeywell International Inc.                                           3,800,000      112.290     1.32
Lockheed Martin Corp.                                                    525,000       25.604      .30
Northrop Grumman Corp.                                                   200,000       19.990      .24
Raytheon Co.                                                           1,292,300       41.677      .49
United Technologies Corp.                                                400,000       21.556      .25
ELECTRICAL EQUIPMENT  -  0.83%
Emerson                                                                1,100,000       53.922      .64
Hubbell Inc., Class B                                                    600,000       16.392      .19
MACHINERY  -  1.22%
Caterpillar Inc.                                                         850,000       38.012      .45
Deere & Co.                                                              997,700       36.905      .43
Harsco Corp.                                                             597,100       19.077      .22
Pall Corp.                                                               500,000       10.150      .12
TRADING COMPANIES & DISTRIBUTORS  -  0.40%
Genuine Parts Co.                                                      1,050,000       34.125      .40
                                                                                      459.040     5.40

COMMERCIAL SERVICES & SUPPLIES
COMMERCIAL SERVICES & SUPPLIES  -  1.93%
Pitney Bowes Inc.                                                      2,350,000       86.151     1.01
ServiceMaster Co.                                                      5,920,000       64.232      .76
Waste Management, Inc.                                                   545,700       13.370      .16
                                                                                      163.753     1.93

TRANSPORTATION
ROAD & RAIL  -  2.25%
Burlington Northern Santa Fe Corp.                                       550,100       14.781      .18
CSX Corp.                                                              1,244,000       41.923      .49
Norfolk Southern Corp.                                                 7,240,000      121.270     1.43
Union Pacific Corp.                                                      250,000       13.002      .15
                                                                                      190.976     2.25

AUTOMOBILES & COMPONENTS
AUTO COMPONENTS  -  1.22%
Dana Corp.                                                               700,000        7.525      .09
Goodyear Tire & Rubber Co.                                             1,500,000       27.945      .33
TRW Inc.                                                               2,020,000       68.256      .80
AUTOMOBILES  -  0.73%
General Motors Corp.                                                   1,500,000       61.980      .73
                                                                                      165.706     1.95

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  1.37%
Leggett & Platt, Inc.                                                    640,900       13.889      .16
Newell Rubbermaid Inc.                                                 1,500,000       41.460      .49
Stanley Works                                                          1,600,000       61.312      .72
TEXTILES & APPAREL  -  0.88%
NIKE, Inc., Class B                                                      737,200       36.388      .43
VF Corp.                                                               1,150,000       38.203      .45
                                                                                      191.252     2.25

HOTELS, RESTAURANTS & LEISURE
HOTELS, RESTAURANTS & LEISURE  -  0.86%
McDonald's Corp.                                                       2,800,000       72.996      .86
                                                                                       72.996      .86

MEDIA
MEDIA  -  1.01%
Dow Jones & Co., Inc.                                                    250,000       11.250      .13
Interpublic Group of Companies, Inc.                                   1,675,000       37.604      .45
Knight-Ridder, Inc.                                                      650,000       36.562      .43
                                                                                       85.416     1.01

RETAILING
MULTILINE RETAIL  -  1.36%
J.C. Penney Co., Inc.                                                  1,476,500       32.070      .38
May Department Stores Co.                                              2,650,000       83.342      .98
SPECIALTY RETAIL  -  1.76%
Circuit City Stores, Inc. - Circuit City Group                         5,200,000       71.344      .84
Gap, Inc.                                                                800,000       10.456      .12
Lowe's Companies, Inc.                                                   810,000       27.621      .32
TJX Companies, Inc.                                                    1,200,000       40.560      .48
                                                                                      265.393     3.12

FOOD & DRUG RETAILING
FOOD & DRUG RETAILING  -  1.09%
Albertson's, Inc.                                                      2,402,200       76.654      .90
Walgreen Co.                                                             500,000       16.190      .19
                                                                                       92.844     1.09

FOOD & BEVERAGE
FOOD PRODUCTS  -  1.99%
ConAgra Foods, Inc.                                                    2,000,000       45.800      .54
General Mills, Inc.                                                      500,000       22.960      .27
H.J. Heinz Co.                                                         2,100,000       89.124     1.05
Sara Lee Corp.                                                           500,000       11.145      .13
                                                                                      169.029     1.99

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS  -  0.44%
Kimberly-Clark Corp.                                                     670,000       37.192      .44
PERSONAL PRODUCTS  -  0.56%
Avon Products, Inc.                                                    1,012,500       47.415      .56
                                                                                       84.607     1.00

HEALTH CARE EQUIPMENT & SERVICES
HEALTH CARE EQUIPMENT & SUPPLIES  -  0.91%
Applera Corp. - Applied Biosystems Group                               1,176,700       34.336      .40
Becton, Dickinson and Co.                                              1,200,000       42.960      .51
HEALTH CARE PROVIDERS & SERVICES  -  0.40%
Aetna Inc. (1)                                                           825,000       22.803      .27
CIGNA Corp.                                                              150,000       10.935      .13
                                                                                      111.034     1.31

PHARMACEUTICALS & BIOTECHNOLOGY
PHARMACEUTICALS  -  5.12%
Abbott Laboratories                                                      750,000       39.735      .47
Bristol-Myers Squibb Co.                                               1,007,200       53.835      .63
Eli Lilly and Co.                                                        790,000       60.435      .71
Johnson & Johnson                                                      1,475,000       85.417     1.00
Merck & Co., Inc.                                                        500,000       31.905      .38
Pfizer Inc                                                             1,680,100       70.396      .83
Pharmacia Corp.                                                          520,000       21.071      .25
Schering-Plough Corp.                                                  1,950,000       72.501      .85
                                                                                      435.295     5.12

BANKS
BANKS  -  6.86%
Bank of America Corp.                                                  3,400,000      200.566     2.36
Bank of New York Co., Inc.                                               500,000       17.005      .20
BANK ONE CORP.                                                         3,339,300      110.831     1.31
Comerica Inc.                                                          1,650,000       76.048      .90
National City Corp.                                                    1,750,000       46.200      .54
SunTrust Banks, Inc.                                                     200,000       11.972      .14
Wachovia Corp. (merged First Union Corp.)                              1,313,600       37.569      .44
Washington Mutual, Inc.                                                1,000,000       30.190      .36
Wells Fargo & Co.                                                      1,318,750       52.091      .61
                                                                                      582.472     6.86

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  4.06%
American Express Co.                                                   1,100,000       32.373      .38
Citigroup Inc.                                                           455,441       20.732      .25
Fannie Mae                                                               850,000       68.816      .81
Household International, Inc.                                          2,065,000      107.999     1.27
J.P. Morgan Chase & Co.                                                3,250,000      114.920     1.35
                                                                                      344.840     4.06

INSURANCE
INSURANCE  -  4.46%
Allstate Corp.                                                         3,866,500      121.331     1.43
American International Group, Inc.                                       910,600       71.573      .84
(acquired American General Corp.)
Aon Corp.                                                              1,245,500       47.379      .56
Jefferson-Pilot Corp.                                                  1,350,000       55.822      .65
Lincoln National Corp.                                                   500,900       21.213      .25
St. Paul Companies, Inc.                                               1,350,000       61.965      .73
                                                                                      379.283     4.46

REAL ESTATE
REAL ESTATE  -  0.92%
Equity Office Properties Trust                                         1,100,000       31.350      .37
Equity Residential Properties Trust                                    1,800,000       46.710      .55
                                                                                       78.060      .92

SOFTWARE & SERVICES
IT CONSULTING & SERVICES  -  0.30%
Electronic Data Systems Corp.                                            400,000       25.748      .30
                                                                                       25.748      .30

TECHNOLOGY HARDWARE & EQUIPMENT
COMMUNICATIONS EQUIPMENT  -  0.24%
Harris Corp.                                                             600,000       20.568      .24
COMPUTERS & PERIPHERALS  -  3.00%
Compaq Computer Corp.                                                  9,200,000       80.500      .95
Hewlett-Packard Co.                                                    2,900,000       48.807      .57
International Business Machines Corp.                                  1,160,000      125.361     1.48
SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  1.42%
Intel Corp.                                                            1,400,000       34.188      .40
Linear Technology Corp.                                                  650,000       25.220      .30
Texas Instruments Inc.                                                 2,200,000       61.578      .72
                                                                                      396.222     4.66

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  5.58%
ALLTEL Corp.                                                           1,690,300       96.584     1.13
AT&T Corp.                                                             7,250,000      110.562     1.30
CenturyTel, Inc.                                                       3,410,000      107.756     1.27
Qwest Communications International Inc.                                1,643,700       21.286      .25
SBC Communications Inc.                                                  800,000       30.488      .36
Sprint FON Group                                                       1,390,700       27.814      .33
Verizon Communications Inc.                                            1,607,000       80.045      .94
                                                                                      474.535     5.58

UTILITIES
ELECTRIC UTILITIES  -  7.60%
Ameren Corp.                                                             300,000       12.030      .14
American Electric Power Co., Inc.                                      1,685,000       70.601      .83
Consolidated Edison, Inc.                                              1,050,000       41.465      .49
Duke Energy Corp.                                                      2,100,000       80.661      .95
FPL Group, Inc.                                                          600,000       31.860      .37
GPU, Inc.                                                              1,800,000       71.370      .84
Progress Energy, Inc.                                                    600,000       25.302      .30
Southern Co.                                                           3,100,000       74.090      .87
TECO Energy, Inc.                                                      1,600,000       41.200      .48
TXU Corp.                                                              1,350,000       61.884      .73
Xcel Energy Inc.                                                       4,795,000      135.603     1.60
                                                                                      646.066     7.60

MISCELLANEOUS  -  0.30%
Other equity securities in                                                             25.773      .30
initial period of acquisition

TOTAL EQUITY SECURITIES (cost: $5,703.177 million)                                  6,526.820    76.81



                                                                                      Market  Percent
                                                                      Principal        Value   of Net
Bonds & Notes                                                            Amount   (Millions)   Assets

Corprate  -  0.58%
Aetna Inc. 7.875% 2011                                               $24,700,000       25.182      .29
Motorola, Inc. 7.625% 2010                                            24,100,000       24.372      .29
                                                                                       49.554      .58

U.S. Treasury Obligations  -  2.68%
3.625% July 2002  (2)                                                110,830,000      112.908
3.875% January 2009 (2)                                              108,232,000      114.760     2.68
                                                                                      227.668     2.68


TOTAL BONDS AND NOTES (cost: $264.523 million)                                        277.222     3.26

TOTAL INVESTMENT SECURITIES                                                         6,804.042    80.07
(cost: $5,967.700 million)

                                                                                      Market  Percent
                                                                      Principal        Value   of Net
Short-Term Securities                                                    Amount   (Millions)   Assets

Federal Agency Discount Notes  -  12.12%
Fannie Mae 2.095%-3.98% due 11/1/2001-4/18/2002                      269,500,000      268.702     3.16
Federal Farm Credit Bank 2.06%-3.29%                                  72,000,000       71.605      .84
due 1/11-2/28/2002
Federal Home Loan Banks 2.03%-3.77% due                              350,000,000      348.730     4.11
11/7/2001-4/15/2002
Freddie Mac 2.04%-3.49% due 11/8/2001-1/31/2002                      341,500,000      340.667     4.01


Corporate Short-Term Notes  -  6.15%
Alcoa Inc. 2.35%-3.45% due 11/9-11/26/2001                            75,000,000       74.901      .88
American Express Credit Corp. 2.17%-3.38% due                         75,000,000       74.850      .88
11/2/2001-1/18/2002
BellSouth Corp. 2.31%-3.38% due                                       50,000,000       49.902      .59
11/14-12/12/2001  (3)
Ciesco LP 2.43% due 11/28/2001                                        25,000,000       24.953
Citicorp 2.44%-2.55% due 11/7-11/14/2001                              40,000,000       39.969      .76
Coca-Cola Co. 2.25%-2.52% due 12/3-12/14/2001                         29,000,000       28.915      .34
Harvard University 2.14%-2.52% due 11/5-12/28/2001                    39,000,000       38.909      .46
J.P. Morgan Chase & Co. 2.43%-2.48% due                               40,000,000       39.931      .47
11/14-12/6/2001
Merck & Co., Inc. 2.26%-2.27% due                                     76,000,000       75.655      .89
12/4/2001-2/8/2002
Procter & Gamble Co. 2.22%-2.34%                                      75,000,000       74.813      .88
due 12/7-12/14/2001


U.S. Treasuries  -  1.53%
U.S. Treasury Bills 2.15%-3.558% due                                 130,000,000      129.509     1.53
11/8/2001-3/7/2002

TOTAL SHORT-TERM SECURITIES                                                         1,682.011    19.80
(cost: $1,681.693 million)
Excess of cash and receivables over payables                                           10.786      .13

TOTAL SHORT-TERM SECURITIES, CASH AND RECEIVABLES                                   1,692.797    19.93

NET ASSETS                                                                         $8,496.839  100.00%

(1) Non-income-producing security.
(2) Index-linked bond whose principal
amount moves with a government
    retail price index.
(3) Restricted securites that can be
resold only to institutional
    investors. In practice, these
securities are as liquid as unrestricted
    securities in the portfolio.
See Notes to Financial Statements


Equity securities appearing in the portfolio since April 30, 2001
American Express
Applera - Applied
Biosystems Group
Dow Jones & Co.
Electronic Data Systems
Eli Lilly and Co.
Emerson Electric
Equity Office
Properties Trust
Exxon Mobil
FPL Group
Intel
Leggett & Platt
Northrop Grumman
Schlumberger
Washington Mutual


Equity securities eliminated from the portfolio since April 30, 2001
AmSouth Bancorporation
Briggs & Stratton
Crown Cork & Seal
Delphi Automotive
Systems
Ferro
Galileo International
Huntington Bancshares
Motorola
SAFECO
Walt Disney
Xerox

AMERICAN MUTUAL FUND
Financial statements

Statement of assets and liabilities
at October 31, 2001

Assets:
Investment securities at market
(cost: $5,967.700)                                                                       $6,804.042
Short-term securities
(cost: $1,681.693)                                                                        1,682.011
Cash                                                                                           .164
Receivables for -
Sales of investments                                                       $20.707
Sales of fund's shares                                                      10.667
Dividends and interest                                                      12.128           43.502
                                                                                          8,529.719

Liabilities:
Payables for -
Purchases of investments                                                    22.580
Repurchases of fund's shares                                                 3.943
Management services                                                          2.019
Other expenses                                                               4.338           32.880
Net assets at October 31, 2001                                                           $8,496.839

Total authorized capital stock -
500,000,000 shares, $0.001 par value
Class A shares:
Net assets                                                                               $8,398.601
Shares outstanding                                                                      361,719,110
Net asset value per share                                                                    $23.22
Class B shares:
Net assets                                                                                  $58.515
Shares outstanding                                                                        2,529,860
Net asset value per share                                                                    $23.13
Class C shares:
Net assets                                                                                  $27.503
Shares outstanding                                                                        1,189,750
Net asset value per share                                                                    $23.12
Class F shares:
Net assets                                                                                  $12.220
Shares outstanding                                                                          526,830
Net asset value per share                                                                    $23.20




Statement of operations
for the year ended October 31, 2001                                    (dollars in        millions)
Investment income:
Income:
Dividends                                                                 $168.137
Interest                                                                   113.047         $281.184

Expenses:
Management services fee                                                     24.568
Distribution expenses - Class A                                             18.930
Distribution expenses - Class B                                               .285
Distribution expenses - Class C                                               .074
Distribution expenses - Class F                                               .007
Transfer agent fee - Class A                                                 5.047
Transfer agent fee - Class B                                                  .022
Administrative services fees - Class C                                        .020
Administrative services fees - Class F                                        .008
Reports to shareholders                                                       .278
Registration statement and prospectus                                         .259
Postage, stationery and supplies                                              .695
Directors' fees                                                               .176
Auditing and legal fees                                                       .069
Custodian fee                                                                 .122
Taxes other than federal income tax                                           .097
Other expenses                                                                .042           50.699
Net investment income                                                                       230.485

Realized gain and unrealized
depreciation on investments:
Net realized gain                                                                           289.375
Net unrealized depreciation                                                                (223.539)
Net realized gain and
unrealized depreciation
on investments                                                                               65.836
Net increase in net assets resulting
from operations                                                                            $296.321









Statement of changes in net assets                                     (dollars in        millions)


                                                                        Year ended       October 31
                                                                               2001             2000
Operations:
Net investment income                                                     $230.485         $290.172
Net realized gain on investments                                           289.375          465.571
Net unrealized depreciation
on investments                                                            (223.539)        (771.397)
Net increase (decrease) in net assets
resulting from operations                                                  296.321          (15.654)
Dividends and distributions paid to
shareholders:
Dividends from net investment income:
Class A                                                                   (253.871)        (263.546)
Class B                                                                     (0.666)          (0.089)
Class C                                                                     (0.155)               -
Class F                                                                     (0.076)               -
Distributions from net realized gain on investments:
Class A                                                                   (424.267)      (1,723.068)
Class B                                                                     (0.576)               -
Total dividends and distributions                                         (679.611)      (1,986.703)

Capital share transactions:
Proceeds from shares sold                                                  850.114          484.684
Proceeds from shares issued in reinvestment
of net investment income dividends and
distributions of net realized gain on investments                          612.840        1,811.515
Cost of shares repurchased                                                (935.971)      (2,361.923)
Net increase (decrease) in net assets resulting
from capital share transactions                                            526.983          (65.724)
Total increase (decrease) in net assets                                    143.693       (2,068.081)

Net assets:
Beginning of year                                                        8,353.146       10,421.227
End of year (including
undistributed
net investment income: $60.942 and $85.820,
respectively)                                                           $8,496.839       $8,353.146



See notes to financial statements

                                                                       Year Ended     October 31, 2000
                                                                Amount (Millions)               Shares
Class A Shares:
  Sold                                                                   $751.450           31,226,216
  Reinvestment of dividends and distributions                             611.446           26,668,503
  Repurchased                                                            (928.739)         (38,630,209)
   Net increase (decrease) in Class A                                     434.157           19,264,510
Class B Shares: /1/
  Sold                                                                     54.058            2,236,675
  Reinvestment of dividends and distributions                               1.182               51,739
  Repurchased                                                              (3.895)            (162,624)
   Net increase in Class B                                                 51.345            2,125,790
Class C Shares: /2/
  Sold                                                                     29.375            1,215,983
  Reinvestment of dividends and distributions                                .146                6,422
  Repurchased                                                              (0.774)             (32,655)
   Net increase in Class C                                                 28.747            1,189,750
Class F Shares: /2/
  Sold                                                                     15.231              629,680
  Reinvestment of dividends and distributions                                .066                2,942
  Repurchased                                                              (2.563)            (105,792)
   Net increase in Class F                                                 12.734              526,830
Total net increase (decrease) in fund                                    $526.983           23,106,880

/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were not offered before March 15, 2001.

                                                                       Year Ended     October 31, 2000
Class A Shares:                                                 Amount (millions)               Shares
  Sold
  Reinvestment of dividends and distributions                            $475.157           19,829,689
  Repurchased                                                           1,811.432           76,568,221
   Net increase (decrease) in Class A                                 (2,361.7750)        (100,234,580)
Class B Shares: /1/                                                       (75.186)          (3,836,670)
  Sold
  Reinvestment of dividends and distributions                               9.527              406,808
  Repurchased                                                                .083                3,599
   Net increase in Class B                                                  (0.15)              (6,337)
Class C Shares: /2/                                                         9.462              404,070
  Sold
  Reinvestment of dividends and distributions                                   -                  -
  Repurchased                                                                   -                  -
   Net increase in Class C                                                      -                  -
Class F Shares: /2/                                                             -                  -
  Sold
  Reinvestment of dividends and distributions                                   -                  -
  Repurchased                                                                   -                  -
   Net increase in Class F                                                      -                  -
Total net increase (decrease) in fund                                           -                  -
                                                                          (65.724)          (3,432,600)
/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were not offered before March 15, 2001.

Notes to financial statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives - current income, growth of capital and conservation of principal - through investments in companies that participate in the growth of the American economy.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of October 31, 2001, the cost of investment securities for federal income tax reporting purposes was $7,659,689,000.

Net unrealized appreciation on investments aggregated $826,364,000; $1,204,836,000 related to appreciated securities and $378,472,000 related to depreciated securities. For the year ended October 31, 2001, the fund realized tax basis net capital gains of $289,802,000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $24,568,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.384% per annum of the first $1 billion of month-end net assets decreasing to 0.240% of such assets in excess of $8 billion. For the year ended October 31, 2001, the management services fee was equivalent to 0.285% of average month-end net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended October 31, 2001, aggregate distribution expenses were $18,930,000, equivalent to an annualized rate of 0.221% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended October 31, 2001, aggregate distribution expenses were $285,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended October 31, 2001, aggregate distribution expenses were $74,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period October 31, 2001, aggregate distribution expenses were $7,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of October 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $2,942,000.

AFD received $2,101,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended October 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $5,069,000 was incurred during the year ended October 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of October 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $496,000.

ADMINISTRATIVE SERVICES FEES <UNDEF> The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended October 31, 2001, total fees under the agreement were $28,000. As of October 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $5,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of October 31, 2001, the cumulative amount of these liabilities was $882,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,098,410,000 and $3,108,390,000, respectively, during the year ended October 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended October 31, 2001, the custodian fee of $122,000 includes $19,000 that was paid by these credits rather than in cash.

FOR THE YEAR ENDED OCTOBER 31, 2001, THE FUND RECLASSIFIED $595,000 FROM UNDISTRIBUTED NET INVESTMENT INCOME AND $16,403,000 FROM UNDISTRIBUTED NET REALIZED GAINS TO ADDITIONAL PAID-IN CAPITAL TO REFLECT PERMANENT DIFFERENCES BETWEEN BOOK AND TAX REPORTING.

As of October 31, 2001, net assets consisted of the following:

                                                              (dollars in millions)
Capital paid in on shares of capital stock                               $7,394.178
Undistributed net investment income                                          60.942
Undistributed net realized gain                                             205.059
Net unrealized appreciation                                                 836.660
Net assets                                                               $8,496.839

Capital share transactions in the fund were as follows:

Per-share data and ratios
                                                                      Class A
                                                                   Year Ended    October 31
                                                                          2001          2000
Net asset value, beginning of year                                     $24.36        $30.09

Income from investment operations :
Net investment income                                                     .65           .80

Net gains (losses) on securities                                          .19          (.74)
(both realized and unrealized)
Total from investment operations                                          .84           .06

Less distributions :
Dividends (from net investment income)                                   (.72)         (.74)

Distributions (from capital gains)                                      (1.26)        (5.05)

Total distributions                                                     (1.98)        (5.79)

Net asset value, end of year                                           $23.22        $24.36

Total return (2)                                                         3.71%         1.20%

Ratios/supplemental data:

Net assets, end of year (in millions)                                  $8,399        $8,343

Ratio of expenses to average net assets                                   .59%          .59%

Ratio of net income to average net assets                                2.68%         3.29%


Net asset value, beginning of year                                        1999          1998
                                                                       $31.18        $30.14
Income from investment operations :
Net investment income
                                                                          .82           .84
Net gains (losses) on securities
(both realized and unrealized)                                           1.78          3.48
Total from investment operations
                                                                         2.60          4.32
Less distributions :
Dividends (from net investment income)
                                                                         (.76)         (.80)
Distributions (from capital gains)
                                                                        (2.93)        (2.48)
Total distributions
                                                                        (3.69)        (3.28)
Net asset value, end of year
                                                                       $30.09        $31.18
Total return (2)
                                                                         9.01%        15.15%
Ratios/supplemental data:

Net assets, end of year (in millions)
                                                                      $10,421       $10,215
Ratio of expenses to average net assets
                                                                          .57%          .56%
Ratio of net income to average net assets
                                                                         2.67%         2.75%
                                                                       $8,399        $8,343

                                                                          .59%          .59%

                                                                         2.68%         3.29%


Net asset value, beginning of year                                        1997
                                                                       $26.54
Income from investment operations :
Net investment income
                                                                          .83
Net gains (losses) on securities
(both realized and unrealized)                                           5.19
Total from investment operations
                                                                         6.02
Less distributions :
Dividends (from net investment income)
                                                                         (.81)
Distributions (from capital gains)
                                                                        (1.61)
Total distributions
                                                                        (2.42)
Net asset value, end of year
                                                                       $30.14
Total return (2)
                                                                        24.19%
Ratios/supplemental data:
                                                                       $9,362
Net assets, end of year (in millions)
                                                                          .58%
Ratio of expenses to average net assets
                                                                         2.95%
Ratio of net income to average net assets

                                                                                    Class B
                                                                     Year
Net asset value, beginning of period                                ended      March 15 to
                                                                 October 31,   October 31,
Income from investment operations :                                  2001        2000 (3)
Net investment income (1)                                              $24.30        $21.78

Net gains (losses) on securities
(both realized and unrealized) (1)                                        .44           .37
Total from investment operations
                                                                          .21          2.46
Less distributions :
Dividends (from net investment income)                                    .65          2.83

Distributions (from capital gains)
                                                                         (.56)         (.31)
Total distributions
                                                                        (1.26)            -
Net asset value, end of period
                                                                        (1.82)         (.31)
Total return (2)
                                                                       $23.13        $24.30
Ratios/supplemental data:
                                                                         2.89%        13.07%
Net assets, end of period (in millions)

Ratio of expenses to average net assets
                                                                          $59           $10
Ratio of net income to average net assets
                                                                         1.38%         1.38%

Supplemental data - all classes                                          1.80%         2.33%



Net asset value, beginning of period                                  Class C       Class F
                                                                   Year Ended
Income from investment operations :                               March 15 to   March 15 to
Net investment income (1)                                         October 31,   October 31,
                                                                     2001 (3)      2001 (3)
Net gains (losses) on securities                                       $23.48        $23.54
(both realized and unrealized) (1)
Total from investment operations
                                                                          .24           .34
Less distributions :
Dividends (from net investment income)                                   (.35)         (.35)

Distributions (from capital gains)                                       (.11)         (.01)

Total distributions
                                                                         (.25)         (.33)
Net asset value, end of period
                                                                            -             -
Total return (2)
                                                                         (.25)         (.33)
Ratios/supplemental data:
                                                                       $23.12        $23.20
Net assets, end of period (in millions)
                                                                        (.48)%        (.05)%
Ratio of expenses to average net assets

Ratio of net income to average net assets
                                                                          $28           $12
Supplemental data - all classes                                          1.48%          .76%

                                                                         1.64%         2.30%


                                                                   Year Ended    October 31
                                                                          2001          2000
Portfolio turnover rate                                                 45.01%        29.35%

1) Based on average shares outstanding.                                   1999          1998
2) Total returns exclude all sales charges,                             41.53%        28.97%
including contingent deferred sales charges.
3) Based on operations for the period shown and,                          1997
accordingly, not representative of a full year                          19.16%
(unless otherwise noted).
4) Annualized.

Independent Auditors' Report

To the Board of Directors and Shareholders of American Mutual Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of American Mutual Fund, Inc. (the "Fund"), including the investment portfolio, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through October 31, 2000, and the year ended October 31, 2001 for Class B shares, and the period March 15, 2001 through October 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through October 31, 2000 and the year ended October 31, 2001 for Class B shares, and the period March 15, 2001 through October 31, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Los Angeles, California
November 30, 2001

Tax Information (unaudited)

We are required to advise you within 60 days of the fund?s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended October 31, 2001, the fund paid a long-term capital gain distribution of $424,843,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 71% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 9% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND?S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.
OTHER SHARE CLASS RESULTS (UNAUDITED)
CLASS B, CLASS C AND CLASS F
Returns for periods ended September 30, 2001
(the most recent calendar quarter):

                                            One year       Life of class

CLASS B SHARES

Reflecting applicable contingent
deferred sales charge (CDSC),
maximum of 5%, payable only if
shares are sold within six years of
purchase

Average annual compound return              -              +7.82%/1/

Total return                                +0.61%         +12.33%/1/

Not reflecting CDSC

Average annual compound return              -              +10.29%/1/

Total return                                +5.49%         +16.33%/1/

CLASS C SHARES

Reflecting CDSC, maximum of 1%,
payable only if shares are sold
within one year of purchase

Average annual compound return              -              -

Total return                                -              <UNDEF>1.47%/2/

Not reflecting CDSC

Average annual compound return              -              -

Total return                                -              <UNDEF>0.48%/2/

CLASS F SHARES

Not reflecting annual asset-based
fee charged by sponsoring firm

Average annual compound return              -              -

Total return                                -              <UNDEF>0.10%/2/


/1/ From March 15, 2000, when Class B shares first became available. /2/ From March 15, 2001, when Class C and Class F shares first became available.

RESOURCES

AMERICAN FUNDSLINK(R)

Our free American FundsLink service links your bank account to your American Funds account, making it easy to buy and sell fund shares online and by telephone.* FundsLink also lets you establish an automatic investment and withdrawal plan and deposit dividends and capital gains electronically.

To obtain a FundsLink brochure and authorization form, visit the "Downloadable Forms" section of "Your Portfolio" at americanfunds.com or call Shareholder Services.

AMERICAN FUNDSLINE(R)
800/325-3590

Use our 24-hour automated phone service to access account information and perform transactions.

SHAREHOLDER SERVICES
800/421-0180

Contact a Shareholder Services representative to obtain account and fund information, perform transactions or request literature or additional information about American Funds services. Representatives are available Monday through Friday, 8 a.m. to 8 p.m. Eastern time.

[photographs: person dialing a telephone, person talking on a headset, person drinking from a coffee cup, close-up of person operating a computer keyboard]

OUTSIDE THE UNITED STATES AND CANADA
714/671-7000

Contact an international operator to call Shareholder Services from outside the United States and Canada. Representatives are available Monday through Friday, 7:30 a.m. to 5 p.m. Pacific time.

ONLINE AT AMERICANFUNDS.COM

Visit the American Funds website to access account and fund information, perform transactions or download a prospectus.

ONLINE AT YOURRETIREMENTRESOURCE.COM

Visit the American Funds retirement website for information on individual and company-sponsored retirement plans and tips and tools for planning your retirement.

*Some services may not apply to certain types of retirement accounts.

Please call Shareholder Services at 800/421-0180 for further information.

AMERICAN FUNDS SERVICE CENTER REGIONAL ADDRESSES
(Investors living outside the United States should use the Santa Ana, California, address.)

[map of the United States, broken out into four regions)

P.O. Box 25065, Santa Ana, CA 92799-5065
P.O. Box 659522, San Antonio, TX 78265-9522
P.O. Box 6007, Indianapolis, IN 46206-6007
P.O. Box 2280, Norfolk, VA 23501-2280
Please obtain the applicable prospectuses from your financial adviser or on americanfunds.com and read them carefully before investing or sending money. American Funds reserves the right to terminate or modify these services.


AMERICAN MUTUAL FUND

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group;
former President, Southern California
Edison Company

MARY ANNE DOLAN
Los Angeles, California
Founder and President, M.A.D., Inc.
(communications company); former Editor,
The Los Angeles Herald Examiner

JAMES K. DUNTON
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group LLC
(development and management of senior
living communities)

MARY MYERS KAUPPILA
Boston, Massachusetts
Private investor; Chairman of the Board, Ladera Management Company; former owner and President, Energy Investment, Inc.

BAILEY MORRIS-ECK
Washington, D.C.
Senior Associate, Reuters Foundation; Senior
Fellow, Institute for International Economics;
consultant, The Independent of London;
former Vice President, Brookings Institution

ROBERT G. O'DONNELL
San Francisco, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

KIRK P. PENDLETON
Huntingdon Valley, Pennsylvania
Chairman of the Board and Chief Executive Officer,
Cairnwood, Inc. (venture capital investment)

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

STEVEN B. SAMPLE, PH.D.
Los Angeles, California
President, University of Southern California;
Chairman of the Board, Association of Pacific Rim
Universities; former Chairman of the Board, Association of American Universities

CHAIRMAN EMERITUS

JON B. LOVELACE, JR.
Los Angeles, California
Chairman Emeritus of the fund
Chairman Emeritus, Capital Research
and Management Company


OTHER OFFICERS

TIMOTHY D. ARMOUR
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

JOANNA F. JONSSON
San Francisco, California
Senior Vice President of the fund
Executive Vice President and Research Director,
Capital Research Company

ALAN N. BERRO
Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

J. DALE HARVEY
Los Angeles, California
Vice President of the fund
Vice President,
Capital Research Company

STUART R. STRACHAN
Los Angeles, California
Vice President of the fund
Vice President and Senior Counsel -
Fund Business Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

[logo - American Funds(sm)]

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
AMERICAN FUNDS SERVICE COMPANY
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065
P.O. Box 659522
San Antonio, TX 78265-9522
P.O. Box 6007
Indianapolis, IN 46206-6007
P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in American Mutual Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 0.89% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.17% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2001, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA CD/AL/5359
Lit. No. AMF-011-1201

THE CAPITAL GROUP COMPANIES
Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds